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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APOGEE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 25, 2003

        Dear Stockholder,

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Apogee Technology, Inc. (the "Company") to be held at 10:00 a.m. on Tuesday, May 27, 2003, at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026. The Annual Meeting will be held for the following purposes:

  1.
  To elect one (1) director to serve for a three-year term and until her successor is duly elected and qualified (Proposal One);

  2.
  To amend the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") to increase the numbers of shares reserved for issuance under the Plan by 500,000 (Proposal Two);

  3.
  To ratify the appointment of Yohalem Gillman & Company as independent public accountants to the Company for the fiscal year ending December 31, 2003 (Proposal Three); and

  4.
  To transact such other business as may be properly brought before the Annual Meeting and any adjournments(s) thereof.

        Each of these items of business is more fully described in the Proxy Statement accompanying this Notice.

        We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                      Sincerely,

                      Herbert M. Stein
                       President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

APOGEE TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 27, 2003

To the Stockholders of Apogee Technology, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Apogee Technology, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 27, 2003 at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 at 10:00 a.m. for the following purposes:

  1.
  To elect one director to serve for a three-year term ending in 2006.

  2.
  To consider and act upon a proposal to increase by 500,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan.

  3.
  To consider and act upon a proposal to ratify the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

  4.
  To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

        The Board of Directors has fixed the close of business on April 7, 2003 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

        All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Herbert M. Stein
                       President and Chief Executive Officer

Norwood, Massachusetts
April 25, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

APOGEE TECHNOLOGY, INC.
129 Morgan Drive, Norwood, Massachusetts 02062
(781) 551-9450

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
May 27, 2003

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Apogee Technology, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 on Tuesday, May 27, 2003 at 10:00 a.m., and any adjournments thereof (the "Meeting").

        Where a Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominee for director named herein, FOR the proposal to increase by 500,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan and FOR the ratification of the appointment of Yohalem Gillman & Company LLC as the Company's independent public accountants for the fiscal year ending December 31, 2003. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Meeting for purposes of determining whether a quorum exists.

        The affirmative vote of the holders of a plurality of the shares of Common Stock entitled to vote at the Meeting is required for the approval of Proposal 1, the election of a director. Withholding authority to vote for the nominee for director will have no effect on the outcome of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented and voting at the Meeting is required for the approval of Proposal 2, the amendment to the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"), and Proposal 3, the ratification of the Company's independent public accountants. With respect to the tabulation of votes on these matters, abstentions and broker non-votes will have no effect on the vote.

        If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the proposal relating to the Plan and the proposal relating to the ratification of auditors, broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

Record Date and Other Information

        The close of business on April 7, 2003 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 7, 2003 the Company had 5,381,585 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

        This Proxy Statement and the accompanying proxy are being mailed on or about April 25, 2003 to all Stockholders entitled to notice of and to vote at the Meeting.

        The Annual Report to Stockholders for the fiscal year ended December 31, 2002 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

SHARE OWNERSHIP

        The following table sets forth certain information as of March 14, 2003 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 7 hereof, and all current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address**
	Number		Percent
Herbert M. Stein Fairlee Road, Waban, MA 02468	1,098,067	(2)	19.76%
H.M. Stein Associates c/o Herbert M. Stein 71 Fairlee Road, Waban, MA 02468	734,667	(3)	13.64%
David Spiegel 600 Mountain Street, Sharon, MA 02067	951,925	(4)	17.54%
Leo Spiegel 30 Ashcroft Road, Sharon, MA 02067	391,818		7.28%
Dr. Anton E. Schrafl CH-8702 Schlossbergstrasse, 23 Zollikon, Switzerland	621,000	(5)	11.52%
Alan W. Tuck	121,500	(6)	2.25%
Sheryl B. Stein 150 East 57th Street, New York, NY 10022	396,735	(7)	7.36%
David B. Meyers	58,000	(8)	1.07%
Andrew A. Adrian	54,000	(9)	*
North American Management Ten Post Office Square, Suite 300, Boston, MA 02109	314,930	(10)	5.85%
All executive officers and directors as a group (8 persons)	3,693,045	(11)	64.35%

*
Represents beneficial ownership of less than 1% of the Company's outstanding shares of common stock.

**
Addresses are given for beneficial owners of more than 5% of the Company's outstanding stock only.

(1)
The number of shares of Common Stock issued and outstanding on March 14, 2003 was 5,381,585. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on March 14, 2003, plus shares of Common Stock subject to options and/or warrants held by such person on March 14, 2003 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)
Includes 37,700 shares of Common Stock owned directly by Mr. Stein, 160,000 shares of Common Stock which may be purchased by Mr. Stein upon the exercise of fully vested options, 10,000 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon exercise of stock options, 55,700 shares of Common Stock owned by Mr. Stein's wife, 729,667 shares of Common Stock owned by H.M. Stein Associates ("HMSA"), 5,000 shares of Common Stock which may be purchased by HMSA upon the exercise of fully vested warrants, and 100,000 shares owned by the Renee and Herbert M. Stein Charitable Foundation. Mr. Stein has sole voting and investment power with respect to all of the shares owned by HMSA, but disclaims beneficial ownership of 91% of such shares. With respect to the 100,000 shares owned by the Renee and Herbert M. Stein Charitable Foundation, Mr. Stein disclaims all beneficial ownership.

(3)
Includes 5,000 shares of Common Stock which may be purchased upon exercise of fully vested warrants. Mr. Stein has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 91% of such shares.

(4)
Includes 830,616 shares of Common Stock owned directly by Mr. Spiegel, 40,000 shares of Common Stock which may be purchased by Mr. Spiegel upon exercise of fully vested options, 5,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants, 100 shares of Common Stock owned by Mr. Spiegel's wife, 200 shares of Common Stock owned by Mr. Spiegel's wife as custodian for two minor children and 34,659 shares of Common Stock owned by Mr. Spiegel's son. Includes 41,350 shares of Common Stock owned by The Spiegel Family Limited Partnership. Mr. Spiegel has sole voting and investment power with respect to these shares, but disclaims beneficial ownership of 68% of such shares.

(5)
Includes 613,000 shares of Common Stock owned directly by Dr. Schrafl, 2,000 shares of Common Stock which may be purchased upon the exercise of fully vested options, 2,000 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon exercise of fully vested options and 4,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants.

(6)
Includes 74,500 shares of Common Stock owned directly by Mr. Tuck, 8,000 shares of Common Stock which may be purchased by Mr. Tuck upon exercise of fully vested options, 2,000 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon exercise of fully vested options, 30,000 shares owned by Mr. Tuck's wife and 7,000 shares held in a trust for Mr. Tuck's brother of which Mr. Tuck disclaims beneficial ownership.

(7)
Includes 130,200 shares of Common Stock owned directly by Ms. Stein, 6,000 shares of Common Stock which may be purchased by Ms. Stein upon exercise of fully vested options, and 2,000 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon exercise of fully vested options. Includes 9,700 shares of Common Stock owned by H.M. Stein & Co. and 248,835 shares of Common Stock owned by HMSA.

(8)
Includes 56,000 shares of Common Stock which may be purchased by Mr. Meyers upon exercise of fully vested options and 2,000 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon the exercise of stock options.

(9)
Includes 1,000 shares of Common Stock owned directly by Mr. Adrian, 51,500 shares of Common Stock which may be purchased by Mr. Adrian upon exercise of fully vested options and 1,500 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon the exercise of stock options.

(10)
North American is an investment adviser and is thus considered, under Securities and Exchange Commission ("SEC") rules, to be a "beneficial owner." An investment adviser need not have any pecuniary interest to be considered a beneficial owner. Under common forms for discretionary account agreements between investment adviser and client, an investment adviser is vested with authority to dispose of shares.

(11)
Includes 323,500 shares of Common Stock which may be purchased upon exercise of fully vested options, 19,500 shares of Common Stock which may be purchased within 60 days of March 14, 2003 upon the exercise of stock options, and 14,000 shares of Common Stock which may be purchased upon the exercise of fully vested warrants.

MANAGEMENT

        The Company's Certificate of Incorporation, as amended, and Restated Bylaws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at six (6). There is one vacancy on the Board of Directors. Pursuant to the Company's Certificate of Incorporation, as amended, and Restated Bylaws, the Board of Directors, on March 18, 2003, voted to nominate Sheryl B. Stein as a Class II Director for a three-year term.

        The names of the Company's current directors and certain information about them are set forth below:

Name	Age	Position with the Company
Herbert M. Stein	74	President, Chief Executive Officer and Chairman of the Board
David Spiegel	46	Secretary and Treasurer, Director
Dr. Anton E. Schrafl	71	Director
Sheryl B. Stein	48	Director
Alan W. Tuck	54	Director

        Mr. Herbert M. Stein has served as the Company's President and Chief Executive Officer since January 2001. Mr. Stein has been a Director of the Company since 1996 and has been Chairman of the Board since January 2000. Mr. Stein was Chairman of the Board of Directors of Organogenesis Inc. from 1991 through 1999 and was Chief Executive Officer of Organogenesis from 1987 through 1999. Mr. Stein is the father of Sheryl B. Stein.

        Mr. David Spiegel has served on the Company's Board of Directors since 1987, as Secretary and Treasurer since 2001, as President and Treasurer of the Company from 1995 to December 2000 and as Chairman of the Board from 1996 to 1999. He is Vice President of Gallery Automotive Group, Inc. David Spiegel is the son of Leo Spiegel.

        Dr. Anton E. Schrafl has served as a Director of the Company since 1997. He was Deputy Chairman of "Holderbank" Financiere Glaris Ltd. from 1984 until his retirement in 2002. He is also a Director of Organogenesis Inc.

        Ms. Sheryl B. Stein has served as a Director of the Company since August 2000. Since January 1993, Ms. Stein has been employed at Bedford Group, Inc. where she currently serves as Co-Chief Executive Officer. Ms. Stein is the daughter of Herbert M. Stein.

        Mr. Alan W. Tuck has served as a Director of the Company since 1998. He was Chief Strategic Officer of Organogenesis Inc. from September 1997 to July 2000, and, at various times from August 1996 to June 1998, was Strategic Advisor to Dyax Corp, Executive Vice President and Chief Strategic Officer of Biocode Inc., and Chief Strategic Officer of ImmuLogic Pharmaceutical Corporation. Mr. Tuck was President & CEO of T Cell Sciences Inc. from February 1992 to May 1996. He is currently a Director of Genzyme Transgenics Corporation and a Principal at the Bridgespan Group, a non-profit consulting company.

Committees of the Board of Directors and Meetings

        Meeting Attendance.    During the fiscal year ended December 31, 2002 there were four meetings of the Board of Directors. Each of the directors attended all of the meetings of the Board held during the last fiscal year with the following exceptions: one director was missing from one meeting. In addition, from time to time, the members of the Board of Directors acted by unanimous written consent pursuant to Delaware law. The Board of Directors has two standing committees: the audit committee and the compensation committee.

        Audit Committee.    The Audit Committee was formed by the Board of Directors in March 2001. It is currently comprised of David Spiegel, Sheryl B. Stein and Alan W. Tuck. The Audit Committee meets the independence and experience requirements of the Nasdaq SmallCap Stock Market. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings. Please see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

        Compensation Committee.    The Compensation Committee was formed by the Board of Directors in August 2001. It is currently comprised of David Spiegel, Sheryl B. Stein and Alan W. Tuck. The Compensation Committee works with the Chief Executive Officer to establish principles for employee compensation and to recommend these principles to the full Board of Directors for approval. During the fiscal year ended December 31, 2002, the Compensation Committee held one meeting.

        With the exception of David Spiegel, none of the Compensation Committee members have ever been an officer of the Company.

        The Company has no standing nominating committee of the Board of Directors.

Compensation of Directors

        It is the Company's policy not to pay compensation to members of the Board for attendance at Board meetings. The Company does reimburse Directors for travel expenses directly related to attendance at Board meetings.

        Directors are eligible to participate in the Company's 1997 Employee, Director and Consultant Stock Option Plan (the "Plan"). Options granted under the Plan to non-employee directors vest over a five year period beginning after one year of service from the date of grant. Options to purchase 10,000 shares of the Company's Common Stock, at an exercise price of $12.44 per share, vesting over five years, were granted under the Plan during Fiscal 2002 to each of Dr. Anton E. Schrafl, Sheryl B. Stein and Alan W. Tuck. Options granted during fiscal 2002 to Herbert M. Stein are reported under "Executive Compensation—Option Grants in Last Fiscal Year."

Executive Officers

        The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. The executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position with the Company
David B. Meyers	43	Chief Operating Officer
Andrew A. Adrian	39	Vice President of Engineering

        Mr. David B. Meyers was appointed the Company's Chief Operating Officer in February 2001. From January 2000 until February 2001 he was the Company's Vice President of Business Development. Prior to joining the Company in 1996, Mr. Meyers was a principal engineer with Arinc Research Corporation and held various engineering and research positions at Northrop Grumman Corporation and Rockwell International.

        Mr. Andrew A. Adrian has served as the Company's Vice President of Engineering since August 2001. From 1995 to 2001 he was a principal engineer for the Company. Prior to joining the Company in 1995, Mr. Adrian was a design engineer with Northrop Grumman.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth all compensation paid to our executive officers whose compensation exceeded $100,000 during the year ended December 31, 2002.

						Long-Term Compensation
			Annual Compensation
Name and Position						Securities Underlying Options
	Year		Salary		Bonus
Herbert M. Stein, Chief Executive Officer	2002 2001 2000	(1)	$ $	195,000 195,000 —	-0- -0- —	385,000 335,000 —
David B. Meyers, Chief Operating Officer	2002 2001 2000	(2)	$ $	145,000 125,000 —	-0- -0- —	92,500 67,500 —
Andrew A. Adrian, Vice President, Engineering	2002 2001 2000	(3) (3)		$115,000 — —	-0- — —	76,000 — —

(1)
Mr. Stein did not receive any compensation for fiscal 2000 for services he rendered to the Company.

(2)
Mr. Meyers' compensation did not exceed $100,000 during fiscal 2000.

(3)
Mr. Adrian's compensation did not exceed $100,000 during fiscal 2001 or 2000.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2002 to each of the executive officers named in the Summary Compensation Table. The percentage of total options granted to the Company's employees and directors in the last fiscal year is based on options granted to purchase an aggregate of 267,500 shares of Common Stock during fiscal 2002.

        The exercise prices are based on the closing price of the Common Stock on the date of grant.

        The amounts shown as "Potential Realizable Value" represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of the future price of the Company's Common Stock.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year 2002
Name			Exercise Price Per Share	Expiration Date
					5%	10%
Herbert M. Stein	50,000	21.05%	$11.00	04/03/07	$151,955	$335,781
David B. Meyers	25,000	10.53%	$11.80	03/04/12	$185,524	$470,154
Andrew A. Adrian	17,500	7.37%	$11.80	03/04/12	$129,867	$329,108

YEAR-END OPTION VALUES

        The following table provides information regarding the value of both exercisable and unexercisable stock options held by the named executive officers as of December 31, 2002 and the value of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Company's Common Stock.

	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End		Value of the Unexercised In-The-Money Options/SARs at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable		Unexercisable
Herbert M. Stein	150,000	235,000	$—	(2)	$	—(2)
David B. Meyers	47,500	45,500	$185,880		$	—(2)
Andrew A. Adrian	46,000	30,000	$199,200		$	—(2)

(1)
The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $5.54, the closing bid price per share of the Company's Common Stock as quoted on the Nasdaq SmallCap Market on December 31, 2002.

(2)
The fair market value of the Company's Common Stock on December 31, 2002 was below the respective exercise prices of the outstanding options held. Accordingly, no value is ascribed to those options at December 31, 2002.

Equity Compensation Plan Information

        The table below provides certain aggregate information with respect to the Company's 1997 Employee, Director and Consultant Stock Option Plan in effect as of December 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Security Holders (1)	1,011,200	$9.09	428,900
Equity Compensation Plans not Approved by Security Holders	None	N/A	N/A
Total	1,011,200	$9.09	428,900

(1)
This plan consists of the 1997 Employee, Director and Consultant Stock Option Plan initially approved by the Company's stockholders in 1997.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:

        The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in the written Charter adopted by the Board, which was attached as Appendix A to the Company's Proxy Statement relating to its 2001 Annual Meeting of Stockholders.

        The responsibilities of the Audit Committee include recommending to the full Board of Directors an accounting firm to be engaged as the Company's independent public accountant. Management is responsible for the Company's financial reporting process and internal controls. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee is responsible for overseeing these processes.

        As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management of the Company and the Company's independent auditors all annual financial statements and quarterly operating results prior to their issuance. During fiscal 2002, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the Company's outside auditors matters relating to its independence, including a review of the audit and non-audit fees and the disclosures made to the Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based upon the Audit Committee's reviews and discussions with management and the independent public accountants, the undersigned Committee members recommended to the Board of Directors to approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Sheryl B. Stein
Alan W. Tuck

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on its review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that four reports, covering an aggregate of twelve transactions, were filed late by Sheryl B. Stein, and three reports, covering an aggregate of twelve transactions, were filed late by David Spiegel.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In April 1997, the Company moved to a facility owned by a director of the Company. On October 1, 2001 the Company signed a 24-month lease, expiring September 30, 2003. The Company rents the facility for $4,400 per month effective October 1, 2001. Rent paid during 2001 and 2002 amounted to $98,400 in the aggregate. The Company believes that rentals paid pursuant to this lease are below market value. The Company anticipates entering into negotiations with the director for a lease extension before the current lease expires.

        In December 2001, the Company entered into an employment agreement with Herbert M. Stein pursuant to which Mr. Stein shall serve as Chief Executive Officer and President, as well as Chairman of the Board of Directors, subject to the rights of the shareholders of the Company to elect the Company's directors. The employment agreement is for an initial term that ends on January 1, 2004 and will be automatically extended for additional two-year periods unless terminated by either party no later than October 1 of the preceding year. Mr. Stein is entitled to an annual base salary (currently $195,000) which may be increased at the discretion of the Company's Board of Directors, and annual bonuses as determined by the Company's Board of Directors. Upon a change of control of the Company, as defined in the agreement, all stock options held by Mr. Stein shall become fully vested. The Company may terminate the employment agreement with or without Cause, as defined in the agreement. In the event that Mr. Stein is terminated without Cause, he shall be entitled to accrued salary through the date of termination, continued base salary payments for the greater of 24 months or the remainder of the term of the agreement, continued medical plan benefits for 24 months following the date of termination, and an amount equal to the highest bonus he has previously received under the agreement, prorated to the date of termination.

        In connection with a Loan Agreement between the Company and Boston Private Bank & Trust Company dated October 30, 2002, which relates to a revolving line of credit of up to $1,000,000, Herbert M. Stein and David Spiegel acted as guarantors to the underlying loan, each such guaranty limited to $500,000.

MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE

ELECTION OF DIRECTOR

        The Company's Restated By-Laws provide for a classified Board of Directors. At each annual meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        The Board of Directors has voted to nominate Sheryl B. Stein for election at the Meeting for a term of three years to serve until the 2006 Annual Meeting of Stockholders, and until her successor is elected and qualified. The nominee will be elected by a plurality of the shares present and voting at the Meeting.

        Unless authority to vote for the nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of such nominee. In the event that the nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

        The nominee, her age, the year in which she began serving as a director, and her business experience is set forth above on page 4 of this proxy statement.

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF SHERYL B. STEIN AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO

INCREASE IN THE AGGREGATE NUMBER OF SHARES
FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S
1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

General

        The Company's Board of Directors and the Stockholders approved the 1997 Employee, Director and Consultant Stock Option Plan (the "Plan") in 1997. 1,550,000 shares of Common Stock are currently reserved for issuance under the Plan. By the terms of the Plan, the Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is subject to obtaining such Stockholder approval. On March 18, 2003, the Board of Directors voted to approve amendments to the Plan to increase by 500,000 the aggregate number of shares of Common Stock for which stock options may be granted under the Plan.

This amendment is being submitted for Stockholder approval at the Meeting to ensure continued qualification of the Plan under Section 422 of the Code. The Board believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants. All employees and consultants of the Company and the members of the Board of Directors are eligible to participate in the Plan.

Material Features of the Plan

        The purpose of the Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The Plan is administered by the Board of Directors of the Company. Subject to the provisions of the Plan, the Board of Directors determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted, and has the authority to administer the provisions of the Plan. All employees, directors and consultants of the Company and its affiliates (approximately 24 people) are eligible to participate in the Plan.

        Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates.

        The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options that become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the Plan may not be granted at an exercise price less than the par value per share of the Common Stock on the date of grant. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

        An incentive stock option granted under the Plan may, at the Board of Directors' discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for cause as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Board of Directors may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Board of Directors shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a pro rata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

        If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the Board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

        The Stockholders of the Company may amend the Plan. The Board of Directors may also amend the Plan, provided that any amendment approved by the Board of Directors which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, is subject to obtaining such Stockholder approval.

        As of December 31, 2002, an aggregate of 487,200 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Plan. On March 14, 2003, the closing market price per share of the Company's Common Stock was $9.29, as reported in the Nasdaq SmallCap Market.

        The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve the amendment to the Plan.

        THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 500,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL THREE

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Yohalem Gillman & Company LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. The Board proposes that the Stockholders ratify this appointment. Yohalem Gillman & Company LLP audited the Company's financial statements for the fiscal year ended December 31, 2002. The Company expects that representatives of Yohalem Gillman & Company LLP will be present at the Meeting via teleconference, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

        The Company paid Yohalem Gillman & Company a total of $62,093 for their audit of the Company's annual financial statements for fiscal year 2002 and for the reviews of the Company's quarterly reports on Form 10-QSB during the last fiscal year.

Financial Information Systems Design and Implementation Fees

        The Company incurred no fees in this category during fiscal year 2002.

All Other Fees

        The Company incurred no fees in this category during fiscal year 2002.

        In the event that ratification of the appointment of Yohalem Gillman & Company LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.

        The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF YOHALEM GILLMAN & COMPANY LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

        To be considered for inclusion in our proxy statement relating to the 2004 Annual Meeting of Stockholders, stockholder proposals must be received no later than December 29, 2003. To be considered for presentation at the 2004 Annual Meeting, although not included in our proxy statement, proposals must comply with the Company's Restated By-laws and must be received no later than March 28, 2004, and no earlier than February 27, 2004. Proposals not received during that time frame will not be voted on at the Annual Meeting. If a proposal is received during that time frame, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Secretary, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts, 02062.

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                      By order of the Board of Directors:

                      Herbert M. Stein
                       President and Chief Executive Officer

April 25, 2003

        The Company's Annual Report on Form 10-KSB (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company and which includes audited financial statements of the Company for the fiscal year ended December 31, 2002, is available to beneficial owners of the Company's Common Stock without charge upon written request to: Investor Relations, Apogee Technology, Inc., 129 Morgan Drive, Norwood, Massachusetts 02062.

APOGEE TECHNOLOGY INC.

1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN, AS AMENDED

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Apogee Technology, Inc. 1997 Employee, Director and Consultant Stock Option Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, $.01 par value per share.

          Company means Apogee Technology, Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:

            (1)  If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

            (2)  If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the- counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

            (3)  If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Plan means this Apogee Technology, Inc. 1997 Employee, Director and Consultant Stock Option Plan.

          Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Survivors mean a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.    SHARES SUBJECT TO THE PLAN.

        The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,550,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

        If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

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4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

          a.  Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

          b.  Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

          c.  Determine the number of Shares for which an Option or Options shall be granted; and

          d.  Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non- Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

          A.  Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in

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  the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

            a.  Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

            b.  Each Option Agreement shall state the number of Shares to which it pertains;

            c.  Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

            d.  Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

              i.  The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

              ii.  The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          B.  ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            a.  Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

            b.  Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

              i.  Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

              ii.  More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

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            c.  Term of Option: For Participants who own

              i.  Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

              ii.  More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

            d.  Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the

        Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares

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prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.    ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

        By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

          a.  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option

6

  granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

          b.  In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

          c.  The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

          d.  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

          e.  A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

          f.  Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

          a.  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

          b.  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

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          c.  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

          d.  Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

          a.  To the extent exercisable but not exercised on the date of Disability; and

          b.  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

        A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

          a.  To the extent exercisable but not exercised on the date of death; and

          b.  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

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        If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.  PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

          a.  The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

          b.  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be

9

adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

        A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

        C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

        D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as

10

expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.  FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.  WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant

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to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.  TERMINATION OF THE PLAN.

        The Plan will terminate on May 14, 2007, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.  GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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APOGEE TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 27, 2003

        The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 25, 2003 in connection with the 2003 Annual Meeting of Stockholders to be held at 10 a.m. Eastern Standard Time on May 27, 2003 at the Dedham Hilton Hotel, 25 Allied Drive, Dedham, Massachusetts 02026 and hereby appoints Herbert M. Stein and David Spiegel, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Apogee Technology, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments of the Meeting, with all the powers the undersigned would have if personally present at the Meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

  This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of one Director and FOR Proposals 2 and 3.

  In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

  1.
  Election of one Director

    Proposal to elect Sheryl B. Stein as a Director of the Company.

Sheryl B. Stein (three-year term)	☐ FOR	☐ WITHHOLD VOTE
  2.
  Proposal to increase by 500,000 shares the aggregate number of shares for which stock options may be granted under the Company's 1997 Employee, Director and Consultant Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
  3.
  Proposal to ratify the appointment of Yohalem Gillman & Company LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN
☒
Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Signature:	Date
Signature:	Date

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

QuickLinks

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.
APOGEE TECHNOLOGY, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held May 27, 2003
APOGEE TECHNOLOGY, INC. 129 Morgan Drive, Norwood, Massachusetts 02062 (781) 551-9450
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS May 27, 2003
GENERAL INFORMATION
SHARE OWNERSHIP
MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
YEAR-END OPTION VALUES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MATTERS TO BE BROUGHT BEFORE THE MEETING PROPOSAL ONE ELECTION OF DIRECTOR
PROPOSAL TWO INCREASE IN THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN
PROPOSAL THREE INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS
APOGEE TECHNOLOGY INC. 1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN, AS AMENDED